UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2009

Date of reporting period: May 1, 2008— April 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Annual Report
4 | 30 | 09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Capital
Opportunities
Fund

Annual Report
4|30|09

Message from the Trustees	1

About the fund	2

Performance and portfolio snapshots	4

Interview with your fund’s Portfolio Manager	5

Performance in depth	8

Expenses	10

Portfolio turnover	11

Your fund’s management	11

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	16

Financial statements	16

Federal tax information	30

About the Trustees	31

Officers	35

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of the company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias, or investor overreaction to short-term factors. Mispriced stocks can provide attractive opportunities for investors with the expertise and insight to identify them.

With the support of a team of dedicated stock analysts, the manager of Putnam Capital Opportunities Fund uses a series of valuation factors to identify stocks that are trading below their intrinsic value. His goal is to find those that will appreciate over time as the market recognizes their value. It is up to him to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

Another advantage the fund offers is its focus on stocks of small and midsize companies. Unlike widely followed large blue-chip companies, smaller companies are typically covered by fewer stock analysts. This lack of coverage can lead to the undervaluation of these stocks — and the opportunity to target investments that others may have overlooked.

To uncover undervalued stocks with the long-term potential for growth, the manager draws on his experience as well as on the proprietary research and extensive capabilities of analysts in Putnam’s Global Equity Research group. Because the fund is managed in Putnam’s blend style, the manager is not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all his decisions, the portfolio manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction
can mean investment
opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, they may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio manager and equity analysts for Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund holdings have spanned sectors and industries over time.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 4/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“While the fund’s overweight position in
attractively valued stocks helped relative
performance, the markets have shown that there
was really no refuge from the effects of recent
stock price declines.”

Joseph Joseph, Portfolio Manager, Putnam Capital Opportunities Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

4

Interview with your
fund’s Portfolio Manager

Joseph Joseph

Joe, the one-year period ended April 30, 2009, was
marked by unprecedented stock market volatility and
declines. The average small-cap core fund, as measured
by Lipper, declined by more than 31%. How did Putnam
Capital Opportunities Fund perform?

It is obviously very disappointing to report a sharp decline in absolute performance due to severe weakness in the stock market. While all sectors — and stocks of all valuations — fell significantly, the fund was able to perform better than its benchmark and its Lipper peer group average. This was due in part to our stock selection in the health-care, consumer discretionary, and materials sectors. Fund holdings in the utilities, financials, and industrial sectors detracted somewhat from relative performance.

Did your emphasis on stocks with attractive valuations help performance in any way?

The fund’s overweight position in attractively valued stocks did help relative performance. However, the markets have shown that there is really no refuge from the effects of recent stock price declines. The period brought almost unprecedented volatility in global financial markets. When the period began, the subprime mortgage meltdown had escalated into a global credit crisis, and banks and securities firms worldwide had announced considerable write-downs and losses. For the 2008 calendar year, all stock indexes, sectors, and markets worldwide saw their worst investment returns in decades. It is worth noting, however, that two significant declines in the period were followed by meaningful recoveries, including a particularly sharp recovery in the final two months. The fund’s results show that it can remain competitive in a challenging environment, but absolute returns were disappointing.

Did you make any adjustments in the overall portfolio in light of this environment?

Of course, our fundamental philosophy and investment approach have not changed, and we remained focused on in-depth analysis and disciplined stock selection. In fact, the stock price declines during the period provided a number of new buying opportunities. I increased the fund’s exposure to several sectors where we believed valuations had become much more attractive, including industrials, materials, and telecommunications services. We added to these areas after

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

5

selling holdings in financials, information technology, and consumer staples.

Can you discuss some of the stocks that detracted from fund performance?

Among the top detractors was the stock of Manitowoc Co., which builds cranes for use in nonresidential construction, infrastructure, and energy projects worldwide. Demand for cranes dropped sharply as a result of the global economic slowdown. In addition, Manitowoc closed on a poorly timed acquisition in 2008, which saddled the company with significant levels of debt. Also feeling the effects of the recession was AnnTaylor Stores, a specialty retailer of women’s apparel. The company experienced a sharp decline in sales as a result of lower consumer spending and a lackluster response to its product offerings. The stock of Autoliv, a supplier of automotive safety systems such as airbags, also had a negative impact on fund performance for the period. The company was hurt considerably by the difficult economic conditions, specifically the collapse in sales for U.S. automakers.

Which stocks contributed positively to performance?

A top-performing fund holding for the period was Dollar Tree Stores, which operates more than 3,500 discount variety stores throughout the United States. As the recession intensified, Dollar Tree stores attracted more consumers looking to reduce their spending. The stores offer a better value proposition than most other retailers and sell products at lower price points. Aeropostale is another retailer that fared well in the difficult economic environment. The company, which sells its own brand of merchandise and targets 14- to 17-year-old consumers, was able to gain market share from competitors who sell higher priced clothing. Career Education was another highlight in the fund’s portfolio for the period. The company offers postsecondary education services, including online programs. This stock had been hit hard last year by the credit tightening in the private student loan market. It recovered during the period as the company implemented cost-cutting measures, such as selling unprofitable business segments and expanding its online course offerings. Also worth noting is the stock of motorcycle company Harley-Davidson, which outperformed as consumer confidence started to improve slightly and credit availability stopped deteriorating. This stock was trading at its most attractive valuation level in more than a decade when I added it to the portfolio. In addition to the valuation metrics, we were attracted to Harley-Davidson’s strong brand name and high returns on capital.

Tell us about your outlook in this difficult environment.

Although markets began to show signs of recovery toward the end of the period, there is still cause for concern about global economic conditions, and we are likely to see continued turbulence in the months ahead. We don’t know how long the recession will go on, but we believe the portfolio

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Autoliv, Inc. (Sweden) (1.3%)	Capital goods	Trucks and parts
Lincare Holdings, Inc. (1.3%)	Health care	Health-care services
Hasbro, Inc. (1.3%)	Consumer cyclicals	Toys
Wolverine World Wide, Inc. (1.3%)	Consumer cyclicals	Retail
Aeropostale, Inc. (1.3%)	Consumer cyclicals	Retail
Brocade Communications Systems, Inc. (1.1%)	Technology	Computers
King Pharmaceuticals, Inc. (1.1%)	Health care	Pharmaceuticals
Harley-Davidson, Inc. (1.1%)	Consumer cyclicals	Automotive
Toro Co. (The) (1.1%)	Consumer cyclicals	Retail
Watson Pharmaceuticals, Inc. (1.0%)	Health care	Pharmaceuticals

6

is positioned to continue to weather turbulence, and it has a host of investments that can benefit when business activity and asset prices recover. We’ll continue to employ our disciplined investment strategy, using a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. Our goal is to find those that will appreciate over time as the market recognizes their value.

Joe, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

IN THE NEWS

Oil prices are once again on the rise. The global economic slowdown had diminished worldwide demand for oil, knocking prices down from 2008’s high of $147 a barrel to a low of $34 in February 2009. In late May, oil prices surged to $63 a barrel, the highest level in six months. The increase followed a report that U.S. consumer confi-dence had improved and a statement from Saudi Arabia’s oil minister that the world could withstand oil prices of between $75 and $80 per barrel.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	2.90%	2.34%	2.14%	2.14%	2.15%	2.15%	2.39%	2.06%	2.66%	3.12%

10 years	43.36	35.16	33.13	33.13	33.38	33.38	36.42	31.68	40.05	46.87
Annual average	3.67	3.06	2.90	2.90	2.92	2.92	3.15	2.79	3.43	3.92

5 years	–6.03	–11.44	–9.49	–10.71	–9.37	–9.37	–8.24	–11.47	–7.04	–4.65
Annual average	–1.24	–2.40	–1.97	–2.24	–1.95	–1.95	–1.71	–2.41	–1.45	–0.95

3 years	–35.46	–39.18	–36.93	–38.44	–36.83	–36.83	–36.33	–38.57	–35.82	–34.86
Annual average	–13.58	–15.27	–14.24	–14.93	–14.20	–14.20	–13.97	–14.99	–13.74	–13.31

1 year	–29.16	–33.20	–29.70	–33.22	–29.59	–30.30	–29.50	–31.99	–29.22	–28.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 4/30/99 to 4/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,313 and $13,338, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,168 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,005 and $14,687, respectively.

8

Comparative index returns For periods ended 4/30/09

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	3.47%	3.19%

10 years	46.94	64.99
Annual average	3.92	4.62

5 years	–3.46	–6.84
Annual average	–0.70	–1.59

3 years	–31.78	–33.96
Annual average	–11.97	–13.10

1 year	–32.35	–31.38

Index and Lipper results should be compared to fund performance at net asset value

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/09, there were 763, 614, 496, 231, and 181 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.055		—	—	$0.004		$0.040	$0.081

Capital gains	—		—	—	—		—	—

Total	$0.055		—	—	$0.004		$0.040	$0.081

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/08	$9.25	$9.81	$8.45	$8.55	$8.73	$9.05	$9.12	$9.43

4/30/09	6.49	6.89	5.94	6.02	6.15	6.37	6.41	6.61

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	1.34%	0.79%	0.60%	0.60%	0.60%	0.60%	0.84%	0.50%	1.10%	1.56%

10 years	29.63	22.18	20.38	20.38	20.37	20.37	23.31	19.04	26.64	32.76
Annual average	2.63	2.02	1.87	1.87	1.87	1.87	2.12	1.76	2.39	2.87

5 years	–23.60	–27.96	–26.46	–27.46	–26.45	–26.45	–25.51	–28.10	–24.53	–22.54
Annual average	–5.24	–6.35	–5.96	–6.22	–5.96	–5.96	–5.72	–6.38	–5.47	–4.98

3 years	–45.27	–48.43	–46.50	–47.78	–46.50	–46.50	–46.07	–47.97	–45.60	–44.78
Annual average	–18.20	–19.81	–18.82	–19.47	–18.82	–18.82	–18.60	–19.57	–18.37	–17.96

1 year	–37.72	–41.28	–38.13	–41.22	–38.15	–38.77	–37.98	–40.12	–37.76	–37.51

Fund’s annual operating expenses For the fiscal year ended 4/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from November 1, 2008, to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.02	$10.71	$10.72	$9.49	$8.26	$5.79

Ending value (after expenses)	$994.30	$990.00	$991.80	$992.70	$994.70	$997.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2009, use the following calculation method. To find the value of your investment on November 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.10	$10.84	$10.84	$9.59	$8.35	$5.86

Ending value (after expenses)	$1,017.75	$1,014.03	$1,014.03	$1,015.27	$1,016.51	$1,018.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Average annualized expense ratio for Lipper peer group†	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

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* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2009	2008	2007	2006	2005

Putnam Capital Opportunities Fund	58%	37%	59%	60%	71%

Lipper Small-Cap Core Funds category average	85%	93%	82%	83%	86%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2009 is based on information available as of 4/30/09.

Your fund’s management

Your fund’s Portfolio Manager is Joseph Joseph.

Trustee and Putnam employee fund ownership

As of April 30, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$202,000	$32,000,000

Putnam employees	$5,303,000	$339,000,000

Other Putnam funds managed by the Portfolio Manager

Joseph Joseph is also a Portfolio Manager of Putnam International Capital Opportunities Fund.

Joseph Joseph may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009, and April 30, 2008.

11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’smanagement contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses,theTrusteesgenerallyfocusedtheir attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive

13

of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	90th

Three-year period	65th

Five-year period	84th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 775, 611, and 478 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Core Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 39%, 46%, and 71%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 289th out of 758, 221st out of 482, and 162nd out of 228 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

14

and five-year periods ended December 31, 2007. In this regard, the Trustees considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

15

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Opportunities Fund (a series of Putnam Investment Funds):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the “fund”) at April 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2009

17

The fund’s portfolio 4/30/09

COMMON STOCKS (99.9%)*	Shares	Value

Advertising and marketing services (0.4%)
inVentiv Health, Inc. †	43,100	$477,979

ValueClick, Inc. †	42,937	455,132

		933,111
Aerospace and defense (1.1%)
Alliant Techsystems, Inc. †	10,244	815,935

Cubic Corp.	24,341	698,830

Teledyne Technologies, Inc. †	31,551	1,007,423

		2,522,188
Automotive (2.3%)
BorgWarner, Inc.	29,763	861,639

Harley-Davidson, Inc.	114,100	2,528,456

Oshkosh Corp. †	182,800	1,754,880

		5,144,975
Banking (3.6%)
City Holding Co.	9,499	280,126

City National Corp.	25,118	919,319

Commerce Bancshares, Inc.	10,827	358,374

Cullen/Frost Bankers, Inc.	8,174	384,914

First Citizens BancShares, Inc.
Class A	5,135	614,505

International Bancshares Corp.	23,412	316,296

PacWest Bancorp	40,049	583,514

Seacoast Banking Corp. of Florida	50,259	212,093

Smithtown Bancorp, Inc.	20,988	281,239

SVB Financial Group †	92,377	1,917,747

Webster Financial Corp.	54,790	286,552

Whitney Holding Corp.	71,513	855,295

Wilmington Trust Corp.	69,268	1,005,079

		8,015,053
Beverage (—%)
Coca-Cola Bottling Company
Consolidated	1,270	66,192

		66,192
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc. †	40,361	669,993

		669,993
Building materials (1.4%)
AAON, Inc.	25,564	497,987

Apogee Enterprises, Inc.	41,899	561,447

Lennox International, Inc.	63,441	2,023,133

		3,082,567
Chemicals (3.8%)
Ashland, Inc.	19,419	426,441

Balchem Corp.	13,643	339,574

CF Industries Holdings, Inc.	3,005	216,510

Compass Minerals
International, Inc.	12,951	624,497

Cytec Industries, Inc.	21,088	418,808

Eastman Chemical Co.	18,619	738,802

FMC Corp.	23,903	1,164,793

International Flavors &
Fragrances, Inc.	32,762	1,022,174

Lubrizol Corp. (The)	25,702	1,110,840

Olin Corp.	50,802	640,105

OM Group, Inc. †	21,079	587,261

Spartech Corp.	34,221	134,489

Valspar Corp.	49,154	1,179,696

		8,603,990
Coal (0.3%)
Foundation Coal Holdings, Inc.	39,845	647,083

		647,083

COMMON STOCKS (99.9%)* cont.	Shares	Value

Commercial and consumer services (2.7%)
Alliance Data Systems Corp. †	27,759	$1,162,269

Bowne & Co., Inc.	44,475	227,267

Brink’s Home Security
Holdings, Inc. †	25,426	675,823

Chemed Corp.	24,623	1,042,292

Deluxe Corp.	37,146	538,617

Dun & Bradstreet Corp. (The)	13,328	1,084,899

EZCORP, Inc. Class A †	53,282	660,164

Global Cash Access, Inc. †	88,928	539,793

Pre-Paid Legal Services, Inc. †	3,924	144,521

		6,075,645
Communications equipment (1.2%)
F5 Networks, Inc. †	59,228	1,615,148

Syniverse Holdings, Inc. †	91,225	1,149,435

		2,764,583
Computers (5.4%)
ANSYS, Inc. †	49,835	1,376,443

Blackbaud, Inc.	71,393	1,086,601

Brocade Communications
Systems, Inc. †	438,808	2,536,310

Cogent, Inc. †	23,984	271,979

Emulex Corp. †	191,360	2,003,539

Jack Henry & Associates, Inc.	59,878	1,079,002

Logitech International SA
(Switzerland) †	92,851	1,236,775

Logitech International SA (Virt-X Exchange)
(Switzerland) †	12,399	165,287

Micros Systems, Inc. †	44,930	942,631

Polycom, Inc. †	60,827	1,133,815

SPSS, Inc. †	9,589	296,300

		12,128,682
Conglomerates (1.0%)
AMETEK, Inc.	46,060	1,483,593

Harsco Corp.	30,500	840,275

		2,323,868
Construction (0.9%)
Chicago Bridge & Iron Co., NV
(Netherlands)	60,239	644,557

Perini Corp. †	78,554	1,358,984

		2,003,541
Consumer (1.3%)
CSS Industries, Inc.	24,077	478,169

Helen of Troy, Ltd. (Bermuda) †	75,716	1,207,670

Hooker Furniture Corp.	21,734	254,722

Scotts Miracle-Gro Co. (The)
Class A	27,224	919,354

		2,859,915
Consumer goods (1.0%)
Blyth, Inc.	11,228	494,930

Church & Dwight Co., Inc.	31,063	1,690,138

		2,185,068
Consumer services (1.3%)
Brink’s Co. (The)	25,426	720,827

TrueBlue, Inc. †	216,754	2,104,681

		2,825,508
Electric utilities (2.1%)
Alliant Energy Corp.	26,372	589,678

Avista Corp.	46,898	705,815

El Paso Electric Co. †	61,000	841,800

Northwestern Corp.	40,154	840,022

18

COMMON STOCKS (99.9%)* cont.	Shares	Value

Electric utilities cont.
Pinnacle West Capital Corp.	30,200	$826,876

Westar Energy, Inc.	50,300	881,759

		4,685,950
Electrical equipment (0.6%)
Hubbell, Inc. Class B	40,815	1,355,058

		1,355,058
Electronics (2.7%)
International Rectifier Corp. †	49,200	830,496

Intersil Corp. Class A	74,507	864,281

QLogic Corp. †	80,442	1,140,668

Semtech Corp. †	59,239	854,226

Synopsys, Inc. †	47,431	1,033,047

Varian, Inc. †	24,700	815,594

Zoran Corp. †	65,600	586,464

		6,124,776
Energy (oil field) (1.2%)
Basic Energy Services, Inc. †	60,581	617,926

Core Laboratories NV (Netherlands)	7,031	585,190

Dresser-Rand Group, Inc. †	28,452	700,773

ION Geophysical Corp. †	65,007	162,518

Key Energy Services, Inc. †	134,158	588,954

		2,655,361
Financial (0.1%)
MGIC Investment Corp.	76,901	196,867

		196,867
Forest products and packaging (1.1%)
Packaging Corp. of America	35,251	559,433

Sealed Air Corp.	57,414	1,094,311

Sonoco Products Co.	30,448	743,236

		2,396,980
Health-care services (5.5%)
Amedisys, Inc. †	17,200	576,888

AMERIGROUP Corp. †	62,572	1,869,026

IMS Health, Inc.	70,845	889,813

LifePoint Hospitals, Inc. †	27,200	703,120

Lincare Holdings, Inc. †	121,360	2,928,417

Medcath Corp. †	46,557	471,157

Molina Healthcare, Inc. †	46,445	1,005,534

Omega Healthcare
Investors, Inc. R	80,242	1,261,404

RehabCare Group, Inc. †	27,900	465,930

Universal Health Services, Inc.
Class B	13,000	655,200

Warner Chilcott, Ltd. Class A
(Bermuda) †	116,787	1,143,345

WellCare Health Plans, Inc. †	25,800	387,258

		12,357,092
Homebuilding (0.4%)
NVR, Inc. †	1,969	995,074

		995,074
Household furniture and appliances (0.5%)
American Woodmark Corp.	15,251	315,696

Whirlpool Corp.	18,800	849,008

		1,164,704
Insurance (5.6%)
American Financial Group, Inc.	28,183	495,457

American Physicians Capital, Inc.	7,013	292,162

Amerisafe, Inc. †	16,496	253,379

Aspen Insurance Holdings, Ltd.
(Bermuda)	25,875	610,133

CNA Surety Corp. †	45,164	869,407

COMMON STOCKS (99.9%)* cont.	Shares	Value
Insurance cont.
Delphi Financial Group Class A	40,225	$694,686

Endurance Specialty Holdings, Ltd.
(Bermuda)	28,479	745,011

Fidelity National Title
Group, Inc. Class A	10,021	181,681

Hanover Insurance Group, Inc. (The)	23,701	710,556

Harleysville Group, Inc.	11,535	333,592

HCC Insurance Holdings, Inc.	33,407	799,095

IPC Holdings, Ltd. (Bermuda)	26,129	680,399

Odyssey Re Holdings Corp.	9,982	382,211

RenaissanceRe Holdings, Ltd.	15,937	775,494

Safety Insurance Group, Inc.	31,045	1,026,037

SeaBright Insurance
Holdings, Inc. †	43,245	401,314

Selective Insurance Group	69,273	1,022,469

Stancorp Financial Group	31,822	872,877

W.R. Berkley Corp.	36,789	879,625

Zenith National Insurance Corp.	29,610	674,812

		12,700,397
Investment banking/Brokerage (3.8%)
Affiliated Managers Group †	14,649	832,796

Eaton Vance Corp.	78,142	2,138,747

FBR Capital Markets Corp. †	51,557	213,962

Federated Investors, Inc.	51,313	1,174,041

Jefferies Group, Inc.	32,806	642,013

SEI Investments Co.	95,400	1,338,462

TradeStation Group, Inc. †	119,800	971,578

Waddell & Reed Financial, Inc.
Class A	51,222	1,147,885

		8,459,484
Leisure (0.4%)
Polaris Industries, Inc.	29,200	976,740

		976,740
Machinery (2.4%)
AGCO Corp. †	20,319	493,752

Applied Industrial
Technologies, Inc.	79,906	1,797,885

Gardner Denver, Inc. †	19,934	530,643

Kennametal, Inc.	52,300	1,069,535

Manitowoc Co., Inc. (The)	122,868	731,065

Regal-Beloit Corp.	21,896	889,634

		5,512,514
Manufacturing (0.8%)
Actuant Corp. Class A	28,000	343,280

EnPro Industries, Inc. †	38,785	619,009

Roper Industries, Inc.	17,350	790,987

		1,753,276
Medical technology (1.5%)
Conmed Corp. †	62,772	836,123

Hill-Rom Holdings, Inc.	52,900	686,642

Invacare Corp.	29,379	452,143

Sirona Dental Systems, Inc. †	50,600	827,816

SurModics, Inc. †	26,000	564,200

		3,366,924
Metals (1.9%)
Carpenter Technology Corp.	24,610	508,689

Century Aluminum Co. †	107,502	434,308

Cliffs Natural Resources, Inc.	39,000	899,340

Reliance Steel & Aluminum Co.	29,320	1,032,944

19

COMMON STOCKS (99.9%)* cont.	Shares	Value
Metals cont.
Schnitzer Steel Industries, Inc.
Class A	17,000	$842,520

United States Steel Corp.	23,800	631,890

		4,349,691
Natural gas utilities (1.9%)
AGL Resources, Inc.	27,802	866,588

Atmos Energy Corp.	38,646	954,943

Energen Corp.	25,495	920,879

Southwest Gas Corp.	34,062	688,393

UGI Corp.	38,785	889,728

		4,320,531
Office equipment and supplies (0.3%)
Ennis Inc.	35,285	317,565

Steelcase, Inc.	66,349	300,561

		618,126
Oil and gas (4.3%)
Berry Petroleum Co. Class A	32,605	537,330

Cabot Oil & Gas Corp. Class A	37,414	1,129,529

Comstock Resources, Inc. †	26,915	927,491

Encore Acquisition Co. †	38,170	1,114,182

Forest Oil Corp. †	28,347	453,552

Frontier Oil Corp.	33,999	432,127

Helmerich & Payne, Inc.	21,194	653,199

Penn Virginia Corp.	32,500	457,275

Petroleum Development Corp. †	20,845	337,897

Swift Energy Co. †	43,316	468,679

Tesoro Corp.	47,391	722,713

Unit Corp. †	29,251	798,260

Vaalco Energy, Inc. †	47,283	225,540

W&T Offshore, Inc.	48,900	453,792

Whiting Petroleum Corp. †	27,914	914,463

		9,626,029
Pharmaceuticals (4.1%)
Biovail Corp. (Canada)	147,624	1,622,388

Endo Pharmaceuticals
Holdings, Inc. †	50,644	837,652

King Pharmaceuticals, Inc. †	321,483	2,533,286

Medicis Pharmaceutical Corp.
Class A	91,143	1,464,668

Par Pharmaceutical Cos., Inc. †	49,800	534,354

Watson Pharmaceuticals, Inc. †	75,572	2,338,198

		9,330,546
Railroads (0.6%)
GATX Corp.	45,878	1,381,387

		1,381,387
Real estate (4.3%)
DiamondRock Hospitality Co. R	104,322	677,050

Entertainment Properties Trust R	10,264	237,201

Hospitality Properties Trust R	95,894	1,173,743

Kimco Realty Corp. R	35,322	424,570

LaSalle Hotel Properties R	40,994	490,288

LTC Properties, Inc. R	37,457	674,601

Macerich Co. (The) R	19,327	338,802

National Health Investors, Inc. R	61,762	1,656,457

National Retail
Properties, Inc. R	108,978	1,933,270

Nationwide Health
Properties, Inc. R	43,962	1,085,422

Taubman Centers, Inc. R	45,639	1,087,121

		9,778,525

COMMON STOCKS (99.9%)* cont.	Shares	Value
Retail (9.6%)
Abercrombie & Fitch Co. Class A	34,870	$943,582

Aeropostale, Inc. †	83,202	2,826,372

AnnTaylor Stores Corp. †	175,742	1,298,733

Books-A-Million, Inc.	99,678	572,152

Brown Shoe Co., Inc.	36,277	233,261

Buckle, Inc. (The)	21,611	807,603

Cato Corp. (The) Class A	17,985	345,672

Dollar Tree, Inc. †	23,634	1,000,664

Jos. A. Bank Clothiers, Inc. †	18,358	742,398

Nash Finch Co.	24,123	706,563

NBTY, Inc. †	80,053	2,074,173

Saks, Inc. †	344,367	1,794,152

Systemax, Inc. †	88,746	1,496,258

Timberland Co. (The) Class A †	88,455	1,436,509

Toro Co. (The)	83,211	2,527,950

Wolverine World Wide, Inc.	136,883	2,851,273

		21,657,315
Schools (0.7%)
Career Education Corp. †	75,027	1,653,595

		1,653,595
Semiconductor (1.5%)
Advantest Corp. ADR (Japan)	35,100	555,282

Hittite Microwave Corp. †	14,465	537,519

KLA-Tencor Corp.	27,226	755,249

Lam Research Corp. †	25,772	718,523

Novellus Systems, Inc. †	43,027	777,068

		3,343,641
Shipping (0.8%)
Arkansas Best Corp.	31,567	728,566

General Maritime Corp.	39,215	389,405

Overseas Shipholding Group	10,616	304,785

Ship Finance International, Ltd.	53,400	460,842

		1,883,598
Software (3.9%)
Akamai Technologies, Inc. †	79,886	1,759,090

Autodesk, Inc. †	46,900	935,186

Citrix Systems, Inc. †	37,552	1,071,359

McAfee, Inc. †	24,623	924,347

MicroStrategy, Inc. †	15,197	591,315

Omnicell, Inc. †	35,800	315,040

Red Hat, Inc. †	67,347	1,163,083

TIBCO Software, Inc. †	171,098	1,081,339

Websense, Inc. †	57,514	1,025,475

		8,866,234
Staffing (0.3%)
Administaff, Inc.	22,449	598,490

CDI Corp.	4,870	58,197

		656,687
Technology services (2.8%)
Acxiom Corp.	41,887	404,210

FactSet Research Systems, Inc.	28,908	1,549,185

Fair Isaac Corp.	53,001	891,477

Global Payments, Inc.	32,754	1,050,093

IHS, Inc. Class A †	22,249	920,219

LoopNet, Inc. †	42,159	362,146

Perfect World Co., Ltd. ADR
(China) †	37,000	671,920

Sohu.com, Inc. (China) †	8,700	453,705

		6,302,955

20

COMMON STOCKS (99.9%)* cont.	Shares	Value

Telecommunications (1.5%)
ADTRAN, Inc.	47,096	$996,080

CenturyTel, Inc.	38,911	1,056,434

NeuStar, Inc. Class A †	73,026	1,388,224

		3,440,738
Textiles (0.3%)
Maidenform Brands, Inc. †	37,808	482,052

Perry Ellis International, Inc. †	26,107	191,364

		673,416
Tobacco (0.3%)
Universal Corp.	18,894	569,843

		569,843
Toys (1.4%)
Hasbro, Inc.	108,484	2,892,183

Jakks Pacific, Inc. †	19,613	248,104

		3,140,287

COMMON STOCKS (99.9%)* cont.	Shares	Value

Transportation services (0.3%)
HUB Group, Inc. Class A †	21,219	$488,037

Pacer International, Inc.	51,386	217,877

		705,914
Trucks and parts (2.4%)
Autoliv, Inc. (Sweden)	123,043	3,035,471

Superior Industries
International, Inc.	45,083	679,852

WABCO Holdings, Inc.	100,400	1,605,396

		5,320,719
Total common stocks (cost $259,163,862)		$225,172,936

SHORT-TERM INVESTMENTS (0.7%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	1,674,674	$1,674,674

Total short-term investments (cost $1,674,674)		$1,674,674

TOTAL INVESTMENTS
Total investments (cost $260,838,536)		$226,847,610

* Percentages indicated are based on net assets of $225,502,540.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

ADR, after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$226,682,323	$—

Level 2	165,287	—

Level 3	—	—

Total	$226,847,610	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

21

Statement of assets and liabilities 4/30/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $259,163,862)	$225,172,936
Affiliated issuers (identified cost $1,674,674) (Note 5)	1,674,674

Cash	1

Dividends, interest and other receivables	287,044

Receivable for shares of the fund sold	227,113

Receivable for investments sold	3,212,967

Total assets	230,574,735

LIABILITIES

Payable for investments purchased	3,675,856

Payable for shares of the fund repurchased	693,550

Payable for compensation of Manager (Note 2)	307,992

Payable for investor servicing fees (Note 2)	59,858

Payable for custodian fees (Note 2)	15,343

Payable for Trustee compensation and expenses (Note 2)	98,643

Payable for administrative services (Note 2)	1,558

Payable for distribution fees (Note 2)	68,963

Other accrued expenses	150,432

Total liabilities	5,072,195

Net assets	$225,502,540

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$419,355,827

Undistributed net investment income (Note 1)	748,380

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(160,610,741)

Net unrealized depreciation of investments	(33,990,926)

Total — Representing net assets applicable to
capital shares outstanding	$225,502,540

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($163,114,530 divided by 25,123,399 shares)	$6.49

Offering price per class A share (100/94.25 of $6.49)*	$6.89

Net asset value and offering price per class B share
($34,318,933 divided by 5,773,495 shares)**	$5.94

Net asset value and offering price per class C share
($8,907,020 divided by 1,480,760 shares)**	$6.02

Net asset value and redemption price per class M share
($4,034,390 divided by 656,440 shares)	$6.15

Offering price per class M share (100/96.50 of $6.15)*	$6.37

Net asset value, offering price and redemption price per
class R share ($1,844,570 divided by 287,866 shares)	$6.41

Net asset value, offering price and redemption price per
class Y share ($13,283,097 divided by 2,010,650 shares)	$6.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22

Statement of operations Year ended 4/30/09

INVESTMENT INCOME

Dividends (net of foreign tax of $54,095)	$9,187,334

Interest (including interest income of $144,114 from
investments in affiliated issuers) (Note 5)	275,140

Securities lending	626,371

Total investment income	10,088,845

EXPENSES

Compensation of Manager (Note 2)	3,076,105

Investor servicing fees (Note 2)	1,984,818

Custodian fees (Note 2)	32,227

Trustee compensation and expenses (Note 2)	40,881

Administrative services (Note 2)	26,403

Distribution fees — Class A (Note 2)	577,757

Distribution fees — Class B (Note 2)	516,889

Distribution fees — Class C (Note 2)	123,112

Distribution fees — Class M (Note 2)	39,340

Distribution fees — Class R (Note 2)	10,011

Other	264,257

Fees waived and reimbursed by Manager (Notes 2 and 5)	(26,573)

Total expenses	6,665,227

Expense reduction (Note 2)	(78,946)

Net expenses	6,586,281

Net investment income	3,502,564

Net realized loss on investments (including $70,153,066
of net realized losses from redemptions in kind)
(Notes 1 and 3)	(224,174,102)

Net realized loss on futures contracts (Note 1)	(5,191,441)

Net realized gain on foreign currency transactions (Note 1)	10

Net unrealized depreciation of investments and futures
contracts during the year	(13,440,763)

Net loss on investments	(242,806,296)

Net decrease in net assets resulting from operations	$(239,303,732)

Statement of changes in net assets

(DECREASE) IN NET ASSETS
	Year ended	Year ended
	4/30/09	4/30/08

Operations:

Net investment income	$3,502,564	$6,770,097

Net realized loss on investments and
foreign currency transactions	(229,365,533)	(1,212,784)

Net unrealized depreciation of investments	(13,440,763)	(210,155,608)

Net decrease in net assets resulting
from operations	(239,303,732)	(204,598,295)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(1,681,141)	(1,966,613)

Class M	(2,862)	—

Class R	(11,556)	(7,314)

Class Y	(2,681,993)	(2,741,840)

Net realized short-term gain on investments

Class A	—	(6,362,572)

Class B	—	(1,886,606)

Class C	—	(411,146)

Class M	—	(172,248)

Class R	—	(38,929)

Class Y	—	(5,450,645)

From net realized long-term gain on investments

Class A	—	(29,923,370)

Class B	—	(8,872,768)

Class C	—	(1,933,631)

Class M	—	(810,087)

Class R	—	(183,084)

Class Y	—	(25,634,549)

Redemption fees (Note 1)	21,083	25,001

Decrease from capital share transactions
(Note 4)	(321,382,521)	(80,434,168)

Total decrease in net assets	(565,042,722)	(371,402,864)

NET ASSETS

Beginning of year	790,545,262	1,161,948,126

End of year (including undistributed net
investment income of $748,380 and
$1,774,934, respectively)	$225,502,540	$790,545,262

The accompanying notes are an integral part of these financial statements.

23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	investments	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
April 30, 2009	$9.25	.05	(2.75)	(2.70)	(.06)	—	(.06)	—	$6.49	(29.16)	$163,115	1.35	.71	58.18
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	(.99)	—	9.25	(18.45)	341,118	1.23	.71	37.06
April 30, 2007	12.60	.03	1.36	1.39	— [c]	(1.50)	(1.50)	—	12.49	11.72	508,647	1.23	.23	58.83
April 30, 2006	10.97	.02 [g]	3.60	3.62	(.07)	(1.92)	(1.99)	—	12.60	34.85	476,325	1.20 [g]	.13 [g]	60.27
April 30, 2005	10.16	.06 [f]	.75	.81	—	—	—	—	10.97	7.97	378,942	1.23	.51 [f]	70.94

Class B
April 30, 2009	$8.45	— [c]	(2.51)	(2.51)	—	—	—	—	$5.94	(29.70)	$34,319	2.10	(.05)	58.18
April 30, 2008	11.54	— [c]	(2.15)	(2.15)	—	(.94)	(.94)	—	8.45	(19.11)	81,892	1.98	(.04)	37.06
April 30, 2007	11.83	(.06)	1.27	1.21	—	(1.50)	(1.50)	—	11.54	10.92	167,550	1.98	(.53)	58.83
April 30, 2006	10.42	(.07) [g]	3.40	3.33	—	(1.92)	(1.92)	—	11.83	33.73	228,590	1.95 [g]	(.61) [g]	60.27
April 30, 2005	9.71	(.02) [f]	.73	.71	—	—	—	—	10.42	7.31	218,327	1.98	(.23) [f]	70.94

Class C
April 30, 2009	$8.55	— [c]	(2.53)	(2.53)	—	—	—	—	$6.02	(29.59)	$8,907	2.10	(.04)	58.18
April 30, 2008	11.66	— [c]	(2.17)	(2.17)	—	(.94)	(.94)	—	8.55	(19.09)	18,438	1.98	(.04)	37.06
April 30, 2007	11.94	(.06)	1.28	1.22	—	(1.50)	(1.50)	—	11.66	10.89	34,473	1.98	(.52)	58.83
April 30, 2006	10.50	(.07) [g]	3.43	3.36	—	(1.92)	(1.92)	—	11.94	33.76	34,354	1.95 [g]	(.62) [g]	60.27
April 30, 2005	9.79	(.02) [f]	.73	.71	—	—	—	—	10.50	7.25	29,854	1.98	(.23) [f]	70.94

Class M
April 30, 2009	$8.73	.01	(2.59)	(2.58)	— [c]	—	—	—	$6.15	(29.50)	$4,034	1.85	.20	58.18
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	(.94)	—	8.73	(18.78)	7,995	1.73	.21	37.06
April 30, 2007	12.07	(.03)	1.30	1.27	—	(1.50)	(1.50)	—	11.84	11.20	15,921	1.73	(.27)	58.83
April 30, 2006	10.59	(.04) [g]	3.46	3.42	(.02)	(1.92)	(1.94)	—	12.07	34.05	17,785	1.70 [g]	(.36) [g]	60.27
April 30, 2005	9.85	— [c,f]	.74	.74	—	—	—	—	10.59	7.51	15,802	1.73	.02 [f]	70.94

Class R
April 30, 2009	$9.12	.03	(2.70)	(2.67)	(.04)	—	(.04)	—	$6.41	(29.22)	$1,845	1.60	.46	58.18
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	(.97)	—	9.12	(18.67)	2,577	1.48	.47	37.06
April 30, 2007	12.49	— [c]	1.35	1.35	—	(1.50)	(1.50)	—	12.34	11.48	2,610	1.48	(.02)	58.83
April 30, 2006	10.92	(.03) [g]	3.59	3.56	(.07)	(1.92)	(1.99)	—	12.49	34.37	1,390	1.45 [g]	(.21) [g]	60.27
April 30, 2005	10.13	.02 [f]	.77	.79	—	—	—	—	10.92	7.80	457	1.48	.16 [f]	70.94

Class Y
April 30, 2009	$9.43	.08	(2.82)	(2.74)	(.08)	—	(.08)	—	$6.61	(28.92)	$13,283	1.10	1.00	58.18
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	(1.02)	—	9.43	(18.27)	338,526.98		.97	37.06
April 30, 2007	12.79	.06	1.40	1.46	(.03)	(1.50)	(1.53)	—	12.72	12.12	432,748.98		.48	58.83
April 30, 2006	11.12	.05 [g]	3.65	3.70	(.11)	(1.92)	(2.03)	—	12.79	35.06	389,857	.95 [g]	.38 [g]	60.27
April 30, 2005	10.26	.08 [f]	.78	.86	—	—	—	—	11.12	8.38	322,592.98		.76 [f]	70.94

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

April 30, 2009	0.01%

April 30, 2008	<0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

April 30, 2005	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effectof sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	0.01	0.09

Class Y	<0.01	0.03

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006.

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 4/30/09

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a diversified series of Putnam Investment Funds (the “trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign

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currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the coun-terparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2009, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At April 30, 2009, the fund had a capital loss carryover of $92,045,382 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$1,397,639	April 30, 2016

90,647,743	April 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2010, $63,602,467 of losses recognized during the period November 1, 2008 to April 30, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, post-October loss deferrals, and redemption in kind gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2009, the fund reclassified $151,566 to decrease undistributed net investment income and $70,761,943 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $70,913,509.

The tax basis components of distributable earnings as of April 30, 2009 were as follows:

Unrealized appreciation	$19,818,247
Unrealized depreciation	(58,772,065)

Net unrealized depreciation	(38,953,818)
Undistributed ordinary income	748,380
Capital loss carryforward	(92,045,382)
Post-October loss	(63,602,467)
Cost for federal income tax purposes	$265,801,428

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without

27

giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended April 30, 2009, Putnam Management waived $21,301 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended April 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended April 30, 2009, the fund’s expenses were reduced by $9,450 under the expense offset arrangements and by $69,496 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $364, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,685 and $474 from the sale of class A and class M shares, respectively, and received $49,763 and $713 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $230 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $284,233,549 and $597,715,604, respectively. There were no purchases or sales of U.S. government securities.

For the year ended April 30, 2009, the fund had redemptions in kind to affiliated funds which resulted in redemptions out of the fund totaling $131,334,161, including cash redemptions of $5,394,055.

Note 4: Capital shares

At April 30, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	4,918,441	$34,837,736	9,186,586	$102,071,632

Shares issued in	269,345	1,532,574	3,611,873	35,432,467
connection with
reinvestment of
distributions

	5,187,786	36,370,310	12,798,459	137,504,099

Shares	(16,935,185)	(119,807,943)	(16,642,024)	(174,351,792)
repurchased

Net decrease	(11,747,399)	$(83,437,633)	(3,843,565)	$(36,847,693)

	Year ended 4/30/09		Year ended 4/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	372,848	$ 2,348,902	572,414	$5,885,137

Shares issued in	—	—	1,129,811	10,157,002
connection with
reinvestment of
distributions

	372,848	2,348,902	1,702,225	16,042,139

Shares	(4,285,229)	(28,385,196)	(6,532,919)	(63,700,443)
repurchased

Net decrease	(3,912,381)	$(26,036,294)	(4,830,694)	$(47,658,304)

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	Year ended 4/30/09		Year ended 4/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	136,489	$901,556	261,761	$2,757,544

Shares issued in	—	—	232,696	2,117,530
connection with
reinvestment of
distributions

	136,489	901,556	494,457	4,875,074

Shares	(811,066)	(5,355,288)	(1,294,546)	(12,456,530)
repurchased

Net decrease	(674,577)	$(4,453,732)	(800,089)	$(7,581,456)

	Year ended 4/30/09		Year ended 4/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	62,742	$417,824	106,329	$1,180,400

Shares issued in	526	2,838	103,254	957,165
connection with
reinvestment of
distributions

	63,268	420,662	209,583	2,137,565

Shares	(323,072)	(2,350,090)	(637,467)	(6,481,935)
repurchased

Net decrease	(259,804)	$(1,929,428)	(427,884)	$(4,344,370)

	Year ended 4/30/09		Year ended 4/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	122,366	$816,604	130,113	$1,362,436

Shares issued in	1,943	10,921	23,661	229,032
connection with
reinvestment of
distributions

	124,309	827,525	153,774	1,591,468

Shares	(118,970)	(831,391)	(82,721)	(857,834)
repurchased

Net increase	5,339	$(3,866)	71,053	$733,634
(decrease)

	Year ended 4/30/09		Year ended 4/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,763,412	$51,128,347	13,760,126	$145,613,015

Shares issued in	463,203	2,681,946	3,386,069	33,826,825
connection with
reinvestment of
distributions

	7,226,615	53,810,293	17,146,195	179,439,840

Shares	(19,586,634)	(133,391,785)	(15,273,891)	(164,175,819)
repurchased

Redemptions	(21,528,218)	(125,940,076)	—	—
in kind

Net increase	(33,888,237)	$(205,521,568)	1,872,304	$15,264,021
(decrease)

Note 5: Investment in Putnam Prime Money Market Fund and Putnam Money Market Liquidity Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2009, management fees paid were reduced by $5,272 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $143,862 for the year ended April 30, 2009. During the year ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $83,546,080 and $101,412,413, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $252 for the year ended April 30, 2009. During the year ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,840,483 and $2,165,809, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the funds financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

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Federal tax information (unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2009, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,382 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management

31

and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

32

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berk-shire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syra-cuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massa-chusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic,

33

and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2009, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

34

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

35

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market
instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
	Executive Officer, Associate Treasurer	and Assistant Clerk
Marketing Services	and Compliance Liaison
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Senior Vice President and Treasurer	Treasurer and Proxy Manager

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal
Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Robert E. Patterson	Vice President and Chief
George Putnam, III
Robert L. Reynolds	Compliance Officer
W. Thomas Stephens	Mark C. Trenchard
Richard B. Worley	Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN068 256620 6/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2009	$78,270	$--	$3,584	$866*

April 30, 2008	$82,521	$--	$3,421	$590*

* Includes fees of $866 and $590 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended April 30,

2009 and April 30, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended April 30, 2009 and April 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 485,409 and $ 51,073 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2009	$ -	$ 415,341	$ -	$ -

April 30, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 26, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 26, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2009

Date of reporting period: May 1, 2008— April 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Mid Cap Value Fund

Annual Report
4 | 30 | 09

A world of investing.™

Putnam INVESTMENTS

U.S.POSTAGE
3¢
10
CENTS
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Mid Cap
Value Fund

Annual Report
4 | 30 | 09

Message from the Trustees	1

About the fund	2

Performance and portfolio snapshots	4

Interview with your fund’s Portfolio Manager	5

Performance in depth	8

Expenses	9

Portfolio turnover	11

Your fund’s management	11

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	16

Financial statements	17

Federal tax information	30

About the Trustees	31

Officers	35

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Seeking undervalued companies before their potential is recognized

Hidden opportunities — and a measure of patience — are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, seeking to take advantage of potential rewards as companies mature through their business life cycles. One advantage of investing in midsize companies is that Wall Street analysts generally prefer to monitor the stocks of large companies, and consequently they pay relatively less attention to the mid-cap universe. This contributes to market inefficiencies that can lead to mispriced stocks, enhancing the possibility of finding bargains. For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s portfolio manager seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to offer a greater degree of stability than smaller, less mature companies. By the time a company enters the mid-cap universe, it has typically weathered a full economic cycle and has expanded or diversified its product line. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. At the same time, mid-cap companies are generally more agile than many rigid and established large-cap companies, which means they can offer stronger long-term growth potential.

Because the fund is managed in the value style, the portfolio manager takes another important factor into consideration: The stocks purchased must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because the company is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential. Catalysts for change can include restructuring, introduction of new products, new management, acquisitions, or streamlining operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once a stock is in the portfolio, patience is called for while waiting for the positive change that can lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Valuation Carefully considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Looking for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund holdings have spanned industries over time.

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 4/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“Detecting a market bottom, we moved to position
the fund more aggressively, while still keeping an
eye on diversification.”
James Polk, Portfolio Manager, Putnam Mid Cap Value Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Sector allocations as of 4/30/09

Interview with your
fund’s Portfolio Manager

James Polk

Thanks for taking some time with us today, Jim, to discuss Putnam Mid Cap Value Fund. How did it perform during its fiscal year?

The overall performance numbers for the fund and its benchmark index indicate that it was a difficult year for mid-cap value stocks. For the fiscal year ending April 30, 2009, the fund lost 36.15%, in line with the 36.76% decline for its benchmark, the Russell Midcap Value Index, and slightly lagging the 34.23% drop posted by its Lipper peer group, Mid-Cap Value Funds. However, the fund fared far better during the second half of the 12-month period, essentially treading water while the index posted a single-digit decline.

So, the market has improved thus far in 2009?

Yes, it has. From the beginning of the period through the end of 2008, the market was wracked by deteriorating economic fundamentals and the near breakdown of the financial system brought on by the failure of investment bank Lehman Brothers. Even though the federal government stepped in forcefully to try to buoy the economy and the market, investors sold off stocks, leading to significant market declines. While economic data continued to be negative in the first few months of 2009 — with sharp declines in unemployment and U.S. gross domestic product (GDP) — the market responded favorably to significant stimulus programs implemented by the government. Additionally, the Federal Reserve [the Fed] stepped in to buy a massive amount of Treasury securities, U.S. government agency debt, and mortgage-backed securities. This approach served to stabilize the credit markets and keep interest rates low to help stimulate growth.

What was your strategy as this transpired?

In general, we remained consistent in our desire to maintain a diversified portfolio. As the period began, economic weakness led us to move to a relatively conservative stance by cutting back on economically sensitive sectors like energy and basic materials. However, the remaining holdings we held in cyclical sectors continued to struggle through the end of 2008, which hurt relative performance. Eventually, by the end of 2008 and at the beginning of 2009, the market had deteriorated to the point where valuations reflected a significant amount of fear. Detecting a market bottom, we moved to position the fund more aggressively, while still keeping an eye on diversification. To that end, we overweighted energy, industrials, and consumer discretionary stocks, at the same time that we underweighted more conservative industries

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

like utilities and consumer staples. Please remember that our sector weightings are a by-product of our stock selection process. To that end, technology and health care were two other sectors that we overweighted because they offered a number of attractive investment opportunities.

Which fund holdings contributed to the fund’s performance relative to its benchmark?

At the sector level, the fund benefited from favorable security selection in technology, as well as positive stock selection and an underweighting in financials. This latter sector makes up a large percentage of the market, and it continued to reel from significant structural problems.

Among the stocks that contributed to the fund’s performance relative to the benchmark during the fiscal year was Omnicare, a company that supplies pharmaceuticals to nursing homes. The stock outperformed as the increased use of generic drugs — which are more profitable for Omnicare to distribute than are name-brand products — helped the company beat earnings estimates. Semiconductor manufacturer Atmel posted strong relative returns because of cost cutting and rumors of a possible takeover of the company. McAfee, which produces computer security software, benefited from gains in market share and a positive acquisition that helped it post strong profits. An out-of-benchmark position in Sally Beauty Holdings, a small-cap retailer, proved to be more resilient to the economic downturn than expected. Finally, the stock of specialty insurance company W.R. Berkley rebounded from very cheap valuations due to its defensive characteristics and relative immunity from the problems faced by other firms in the financials sector.

Which fund positions hurt relative performance?

Looking at sectors, fund performance was curtailed by unfavorable stock selection in transportation and basic materials. In terms of stocks, our out-of-benchmark investment in DryShips, a dry bulk shipping firm with significant business transporting iron ore to China, suffered from poorly timed plans to expand into deep-water drilling. Holding savings and loan company Washington Mutual also hurt performance, as the company declared bankruptcy during the period. We took further losses from investing in one of the country’s largest mall operators, General Growth Properties, although we sold out of the position before the firm declared bankruptcy. These latter two companies were both hurt by the aggregate fallout from the subprime mortgage crisis, falling home prices, and tightening credit markets. United States Steel stumbled because of the economic slowdown and because of the company’s significant business with the reeling automotive industry. Lastly, specialty chemical company Celanese traded down as a result of reduced demand for its products, particularly from China. By period-end, we eliminated our positions in Washington Mutual, United States Steel, and Celanese.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Omnicare, Inc. (2.8%)	Health care	Health-care services
Atmel Corp. (2.6%)	Technology	Semiconductor
Brocade Communications Systems, Inc. (2.5%)	Technology	Computers
Alliance Data Systems Corp. (2.1%)	Consumer cyclicals	Commercial and consumer services
Con-way, Inc. (2.0%)	Transportation	Shipping
W.R. Berkley Corp. (1.8%)	Financials	Insurance
Gap, Inc. (The) (1.8%)	Consumer cyclicals	Retail
DryShips, Inc. (1.8%)	Transportation	Shipping
General Cable Corp. (1.7%)	Capital goods	Manufacturing
Owens-Illinois, Inc. (1.7%)	Capital goods	Containers

Jim, what’s your outlook for the months ahead?

We’re obviously happy that the markets have improved, in large part because of the efforts of governments worldwide to stimulate the economy. By doing so, governments have filled the void in demand created by a consumer spending pullback. While the market still has room to run, concerns remain about what happens when governments stop infusing money. Will the consumer step back in? Economic growth in China may help sustain the worldwide economy, but this factor remains a wild card. Corporations are keeping a tight rein on expenses, so capital expenditures don’t appear to be ready to help spark a recovery.

The rebound in the market year-to-date has been spurred by receding investor fear of a financial system cataclysm, not by an overall recovery in corporate business fundamentals. The market can be a leading indicator of the economy, so hope remains that this rally will not be short-lived and will be followed by more positive economic data. For our part, we will continue to look for signs that corporate business prospects are improving. If none emerge, it’s likely we would resume a more defensive positioning.

Thanks, Jim, for your time and insights today.

IN THE NEWS

Oil prices are once again on the rise. The global economic slowdown had diminished worldwide demand for oil, knocking prices down from 2008’s high of $147 a barrel to a low of $34 in February 2009. In late May, oil prices surged to $63 a barrel, the highest level in six months. The increase followed a report that U.S. consumer confi-dence had improved and a statement from Saudi Arabia’s oil minister that the world could withstand oil prices of between $75 and $80 per barrel.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	62.29%	52.94%	51.07%	51.07%	51.11%	51.11%	54.71%	49.30%	58.70%	65.34%
Annual average	5.23	4.57	4.44	4.44	4.44	4.44	4.70	4.31	4.98	5.43

5 years	–7.45	–12.74	–10.93	–12.11	–10.88	–10.88	–9.80	–12.94	–8.54	–6.22
Annual average	–1.54	–2.69	–2.29	–2.55	–2.28	–2.28	–2.04	–2.73	–1.77	–1.28

3 years	–35.71	–39.40	–37.17	–38.58	–37.17	–37.17	–36.74	–38.97	–36.17	–35.15
Annual average	–13.69	–15.38	–14.35	–15.00	–14.35	–14.35	–14.16	–15.18	–13.90	–13.44

1 year	–36.15	–39.82	–36.70	–39.86	–36.62	–37.25	–36.50	–38.71	–36.31	–35.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/99 to 4/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,107 and $15,111, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,930 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,870 and $16,534, respectively.

Comparative index returns For periods ended 4/30/09

		Lipper Mid-Cap Value Funds
	Russell Midcap Value Index	category average*

Life of fund	55.21%	65.21%
Annual average	4.73	5.19

5 years	0.32	–4.43
Annual average	0.06	–0.99

3 years	–33.15	–31.27
Annual average	–12.56	–11.85

1 year	–36.76	–34.23

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/09, there were 320, 256, 192, and 70 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/09

Distributions		Class A	Class B	Class C		Class M	Class R	Class Y

Number		1	—	—		—	1	1

Income		$0.028	—	—		—	$0.005	$0.052

Capital gains		—	—	—		—	—	—

Total		$0.028	—	—		—	$0.005	$0.052

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/08	$11.97	$12.70	$11.50	$11.47	$11.67	$12.09	$11.80	$12.01

4/30/09	7.61	8.07	7.28	7.27	7.41	7.68	7.51	7.63

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	36.28%	28.42%	27.00%	27.00%	27.00%	27.00%	30.08%	25.53%	33.34%	38.69%
Annual average	3.34	2.69	2.57	2.57	2.57	2.57	2.83	2.44	3.10	3.53

5 years	–24.40	–28.76	–27.18	–28.14	–27.15	–27.15	–26.24	–28.80	–25.25	–23.41
Annual average	–5.44	–6.56	–6.15	–6.40	–6.14	–6.14	–5.91	–6.57	–5.65	–5.19

3 years	–44.80	–47.98	–46.07	–47.28	–46.05	–46.05	–45.63	–47.52	–45.19	–44.38
Annual average	–17.97	–19.58	–18.60	–19.22	–18.59	–18.59	–18.38	–19.34	–18.16	–17.76

1 year	–43.80	–47.05	–44.26	–47.05	–44.25	–44.81	–44.13	–46.06	–43.92	–43.71

Fund’s annual operating expenses For the fiscal year ended 4/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Total annual fund operating expenses	1.28	2.03	2.03	1.78	1.53	1.03

* Reflects Putnam Management's decision to contractually limit expenses through 4/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from November 1, 2008, to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.52	$10.20	$10.20	$8.97	$7.75	$5.29

Ending value (after expenses)	$991.30	$986.40	$987.80	$988.00	$990.20	$993.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section).

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2009, use the following calculation method. To find the value of your investment on November 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.61	$10.34	$10.34	$9.10	$7.85	$5.36

Ending value (after expenses)	$1,018.25	$1,014.53	$1,014.53	$1,015.77	$1,017.01	$1,019.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Average annualized expense ratio for Lipper peer group†	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2009	2008	2007	2006	2005

Putnam Mid Cap Value Fund	130%	71%	63%	64%	89%

Lipper Mid-Cap Value Funds category average	83%	79%	79%	82%	90%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2009 is based on information available as of 4/30/09.

Your fund’s management

Your fund’s Portfolio Manager is James Polk.

Trustee and Putnam employee fund ownership

As of April 30, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$84,000	$32,000,000

Putnam employees	$3,943,000	$339,000,000

Other Putnam funds managed by the Portfolio Manager

James Polk is not a Portfolio Manager of any other Putnam mutual fund, although he may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009, and April 30, 2008.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	49th

Three-year period	39th

Five-year period	61st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 313, 242, and 194 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Value Funds category for the one-year and five-year periods ended March 31, 2009, were 81% and 74%, respectively. Over the one-year and five-year periods ended March 31, 2009, your fund ranked 290th out of 360 and 161st out of 218 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 4/30/09

COMMON STOCKS (95.3%)*	Shares	Value

Banking (3.2%)
Cullen/Frost Bankers, Inc.	62,200	$2,928,998

First Citizens BancShares, Inc. Class A	42,800	5,121,876

TCF Financial Corp.	259,600	3,611,036

UMB Financial Corp.	92,100	4,215,417

		15,877,327
Beverage (0.7%)
Molson Coors Brewing Co. Class B	85,600	3,274,200

		3,274,200
Building materials (2.7%)
Owens Corning, Inc. †	454,200	8,130,180

Stanley Works (The)	134,700	5,122,641

		13,252,821
Chemicals (0.9%)
Terra Industries, Inc.	158,300	4,194,950

		4,194,950
Coal (0.8%)
Massey Energy Co.	232,900	3,705,439

		3,705,439
Commercial and consumer services (2.8%)
Alliance Data Systems Corp. †	241,000	10,090,670

URS Corp. †	84,920	3,741,575

		13,832,245
Computers (3.3%)
Brocade Communications Systems, Inc. †	2,082,000	12,033,960

NCR Corp. †	378,500	3,841,775

		15,875,735
Conglomerates (0.6%)
Textron, Inc.	281,949	3,025,313

		3,025,313
Construction (0.9%)
USG Corp. †	305,600	4,541,216

		4,541,216
Consumer goods (3.4%)
Church & Dwight Co., Inc.	96,800	5,266,888

Clorox Co.	78,500	4,399,925

Newell Rubbermaid, Inc.	430,044	4,493,960

Weight Watchers International, Inc.	102,300	2,545,224

		16,705,997
Containers (1.7%)
Owens-Illinois, Inc. †	346,800	8,458,452

		8,458,452
Electric utilities (2.2%)
Edison International	78,200	2,229,482

PG&E Corp.	103,600	3,845,632

Progress Energy, Inc.	77,580	2,647,030

Wisconsin Energy Corp.	54,200	2,165,832

		10,887,976
Electrical equipment (1.2%)
WESCO International, Inc. †	216,400	5,626,400

		5,626,400
Electronics (1.6%)
Avnet, Inc. †	140,100	3,066,789

Micron Technology, Inc. †	1,023,137	4,992,909

		8,059,698
Energy (oil field) (2.5%)
National-Oilwell Varco, Inc. †	61,033	1,848,079

Oceaneering International, Inc. †	122,000	5,559,540

Weatherford International, Ltd. †	296,000	4,922,480

		12,330,099
Engineering and construction (1.4%)
Fluor Corp.	178,200	6,748,434

		6,748,434
Financial (0.6%)
CIT Group, Inc.	1,302,964	2,892,580

		2,892,580

COMMON STOCKS (95.3%)* cont.	Shares	Value

Gaming and lottery (2.0%)
International Game Technology	308,400	$3,808,740

Scientific Games Corp. Class A †	342,600	5,992,074

		9,800,814
Health-care services (7.5%)
AmerisourceBergen Corp.	144,000	4,844,160

Coventry Health Care, Inc. †	165,700	2,636,287

Lincare Holdings, Inc. †	292,900	7,067,677

Mednax, Inc. †	235,400	8,450,860

Omnicare, Inc.	528,830	13,596,219

		36,595,203
Insurance (9.4%)
Fidelity National Title Group, Inc. Class A	394,100	7,145,033

Hartford Financial Services Group, Inc. (The)	619,800	7,109,106

HCC Insurance Holdings, Inc.	165,500	3,958,760

Marsh & McLennan Cos., Inc.	300,300	6,333,327

W.R. Berkley Corp.	371,400	8,880,174

Willis Group Holdings, Ltd. (United Kingdom)	296,300	8,151,213

XL Capital, Ltd. Class A	464,700	4,419,297

		45,996,910
Investment banking/Brokerage (3.3%)
Ameriprise Financial, Inc.	226,662	5,972,544

SEI Investments Co.	339,600	4,764,588

State Street Corp.	158,446	5,407,762

		16,144,894
Manufacturing (1.7%)
General Cable Corp. †	312,700	8,486,678

		8,486,678
Media (0.9%)
Interpublic Group of Companies, Inc. (The) †	685,563	4,291,624

		4,291,624
Medical technology (1.0%)
Boston Scientific Corp. †	577,300	4,855,093

		4,855,093
Metals (3.8%)
Alcoa, Inc.	334,400	3,033,008

Freeport-McMoRan Copper &
Gold, Inc. Class B	132,000	5,629,800

Nucor Corp.	48,400	1,969,396

Steel Dynamics, Inc.	654,000	8,142,300

		18,774,504
Natural gas utilities (2.3%)
National Fuel Gas Co.	192,100	6,283,591

Questar Corp.	167,600	4,981,072

		11,264,663
Oil and gas (3.8%)
Cabot Oil & Gas Corp. Class A	242,700	7,327,113

Newfield Exploration Co. †	241,263	7,522,580

Pioneer Natural Resources Co.	163,700	3,784,744

		18,634,437
Pharmaceuticals (1.2%)
Sepracor, Inc. †	413,100	5,870,151

		5,870,151
Real estate (4.5%)
Boston Properties, Inc. R	118,800	5,871,096

Chimera Investment Corp. R	1,386,037	4,892,711

Host Marriott Corp. † R	740,300	5,692,907

ProLogis Trust R	318,000	2,896,980

Simon Property Group, Inc. R	54,028	2,787,845

		22,141,539
Restaurants (0.5%)
Domino’s Pizza, Inc. †	260,281	2,457,053

		2,457,053

COMMON STOCKS (95.3%)* cont.	Shares	Value

Retail (10.4%)
Abercrombie & Fitch Co. Class A	107,100	$2,898,126

BJ’s Wholesale Club, Inc. †	137,811	4,594,619

Gap, Inc. (The)	563,200	8,752,128

Macy’s, Inc.	462,300	6,324,264

Mead Johnson Nutrition Co. Class A †	109,339	3,088,827

O’Reilly Automotive, Inc. †	95,700	3,717,945

OfficeMax, Inc.	916,700	6,829,415

Ross Stores, Inc.	198,900	7,546,266

Sally Beauty Holdings, Inc. †	955,895	7,073,623

		50,825,213
Semiconductor (3.5%)
Atmel Corp. †	3,347,200	12,853,248

Maxim Integrated Products, Inc.	330,400	4,476,920

		17,330,168
Shipping (3.7%)
Con-way, Inc.	386,280	9,572,018

DryShips, Inc. (Greece)	1,176,274	8,727,953

		18,299,971

COMMON STOCKS (95.3%)* cont.	Shares	Value
Software (2.5%)
Amdocs, Ltd. (Guernsey) †	255,200	$5,341,336

McAfee, Inc. †	87,120	3,270,485

Parametric Technology Corp. †	341,800	3,811,070

		12,422,891
Technology (1.1%)
Tech Data Corp. †	188,900	5,438,431

		5,438,431
Technology services (0.5%)
Expedia, Inc. †	180,713	2,459,504

		2,459,504
Toys (1.2%)
Mattel, Inc.	384,300	5,749,128

		5,749,128
Total common stocks (cost $442,048,044)		$467,127,751

INVESTMENT COMPANIES (0.9%)*		Shares	Value
Market Vectors Gold Miners ETF (Exchange-traded fund) †		135,800	$4,469,178

Total investment companies (cost $4,898,739)			$4,469,178

PURCHASED OPTIONS OUTSTANDING (0.2%)*	Expiration date/	Contract
	strike price	amount	Value

CIT Group, Inc. (Call)	Oct-09/$2.50	$1,411,545	$888,991

Total purchased options outstanding (cost $903,389)			$888,991

SHORT-TERM INVESTMENTS (5.0%)*		Shares	Value

Putnam Money Market Liquidity Fund [e]		24,552,605	$24,552,605

Total short-term investments (cost $24,552,605)			$24,552,605

TOTAL INVESTMENTS

Total investments (cost $472,402,777)			$497,038,525

* Percentages indicated are based on net assets of $490,315,972.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

At April 30, 2009, liquid assets totaling $519,166 have been designated as collateral for open written options contracts.

WRITTEN OPTIONS OUTSTANDING at 4/30/09 (premiums received $1,552,700)	Contract	Expiration date/
	amount	strike price	Value

CIT Group, Inc. (Put)	$1,411,545	Oct-09/$2.50	$1,408,157

Total			$1,408,157

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$496,149,534	$—

Level 2	888,991	144,543

Level 3	—	—

Total	$497,038,525	$144,543

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $447,850,172)	$472,485,920
Affiliated issuers (identified cost $24,552,605) (Note 5)	24,552,605

Cash	105,026

Dividends, interest and other receivables	237,003

Receivable for shares of the fund sold	637,993

Receivable for investments sold	9,937,892

Total assets	507,956,439

LIABILITIES

Payable for investments purchased	13,495,719

Payable for shares of the fund repurchased	1,691,373

Payable for compensation of Manager (Note 2)	601,091

Payable for investor servicing fees (Note 2)	93,432

Payable for custodian fees (Note 2)	6,537

Payable for Trustee compensation and expenses (Note 2)	76,817

Payable for administrative services (Note 2)	2,021

Payable for distribution fees (Note 2)	113,733

Written options outstanding, at value (premiums received
$1,552,700) (Notes 1 and 3)	1,408,157

Other accrued expenses	151,587

Total liabilities	17,640,467

Net assets	$490,315,972

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$816,869,400

Undistributed net investment income (Note 1)	755,752

Accumulated net realized loss on investments (Note 1)	(352,089,471)

Net unrealized appreciation of investments	24,780,291

Total — Representing net assets applicable to capital
shares outstanding	$490,315,972

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($412,152,488 divided by 54,167,867 shares)	$7.61

Offering price per class A share (100/94.25 of $7.61)*	$8.07

Net asset value and offering price per class B share
($24,933,905 divided by 3,423,393 shares)**	$7.28

Net asset value and offering price per class C share
($12,816,209 divided by 1,762,489 shares)**	$7.27

Net asset value and redemption price per class M share
($3,886,478 divided by 524,209 shares)	$7.41

Offering price per class M share (100/96.50 of $7.41)*	$7.68

Net asset value, offering price and redemption price per
class R share ($5,934,976 divided by 790,379 shares)	$7.51

Net asset value, offering price and redemption price per
class Y share ($30,591,916 divided by 4,010,996 shares)	$7.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/09

INVESTMENT INCOME

Dividends	$10,537,983

Interest (including interest income of $362,580 from
investments in affiliated issuers) (Note 5)	577,082

Securities lending	418,003

Total investment income	11,533,068

EXPENSES

Compensation of Manager (Note 2)	4,277,716

Investor servicing fees (Note 2)	2,344,311

Custodian fees (Note 2)	16,550

Trustee compensation and expenses (Note 2)	45,842

Administrative services (Note 2)	30,879

Distribution fees — Class A (Note 2)	1,285,437

Distribution fees — Class B (Note 2)	450,489

Distribution fees — Class C (Note 2)	195,879

Distribution fees — Class M (Note 2)	38,303

Distribution fees — Class R (Note 2)	29,877

Other	283,605

Fees waived and reimbursed by Manager (Notes 2 and 5)	(315,678)

Total expenses	8,683,210
Expense reduction (Note 2)	(135,687)

Net expenses	8,547,523

Net investment income	2,985,545

Net realized loss on investments (Notes 1 and 3)	(333,902,054)

Net realized loss on futures contracts (Note 1)	(15,706)

Net realized gain on written options (Notes 1 and 3)	1,696,215

Net unrealized depreciation of investments, futures and
written options during the year	(2,364,714)

Net loss on investments	(334,586,259)

Net decrease in net assets resulting from operations	$(331,600,714)

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	4/30/09	4/30/08

Operations:

Net investment income	$2,985,545	$1,076,672

Net realized gain (loss) on investments	(332,221,545)	59,310,028

Net unrealized depreciation of investments	(2,364,714)	(183,939,739)

Net decrease in net assets resulting
from operations	(331,600,714)	(123,553,039)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(1,751,492)	(2,669,498)

Class B	—	—

Class C	—	—

Class M	—	—

Class R	(3,614)	(20,840)

Class Y	(253,749)	(431,757)

Net realized short-term gain on investments

Class A	—	(29,392,166)

Class B	—	(5,177,970)

Class C	—	(1,830,878)

Class M	—	(532,138)

Class R	—	(341,395)

Class Y	—	(2,871,111)

From return of capital

Class A	—	(230,896)

Class B	—	(40,676)

Class C	—	(14,383)

Class M	—	(4,180)

Class R	—	(2,682)

Class Y	—	(22,554)

From net realized long-term gain on investments

Class A	—	(76,194,080)

Class B	—	(13,422,986)

Class C	—	(4,746,234)

Class M	—	(1,379,475)

Class R	—	(885,007)

Class Y	—	(7,442,856)

Redemption fees (Note 1)	3,618	1,385

Increase (decrease) from capital share
transactions (Note 4)	111,485,445	(73,867,539)

Total decrease in net assets	(222,120,506)	(345,072,955)

NET ASSETS

Beginning of year	712,436,478	1,057,509,433

End of year (including undistributed net
investment income of $755,752 and
$85,521, respectively)	$490,315,972	$712,436,478

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

											Total		Ratio	Ratio of net
			Net realized and	Total from	From net	From net					return	Net assets,	of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	realized gain on	From return		Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a, b	on investments	operations	income	investments	of capital	Total distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) b, e	net assets (%) [b]	turnover (%)

Class A
April 30, 2009	$11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	—	$7.61	(36.15)	$412,152	1.30	.54	130.22
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	—	11.97	(12.18)	527,392	1.27	.25	70.64
April 30, 2007	15.91	.24 [f]	1.95	2.19	(.24)	(1.60)	—	(1.84)	—	16.26	14.66	707,081	1.23	1.53 [f]	63.15
April 30, 2006	13.88	.04 [g]	3.70	3.74	(.01)	(1.70)	—	(1.71)	—	15.91	28.18	614,761	1.22 [g]	.28 [g]	63.63
April 30, 2005	12.53	.03 [h]	1.51	1.54	— [c]	(.19)	—	(.19)	—	13.88	12.31	455,115	1.30	.21 [h]	88.96

Class B
April 30, 2009	$11.50	(.02)	(4.20)	(4.22)	—	—	—	—	—	$7.28	(36.70)	$24,934	2.05	(.24)	130.22
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	—	11.50	(12.78)	81,207	2.02	(.49)	70.64
April 30, 2007	15.46	.12 [f]	1.89	2.01	(.11)	(1.60)	—	(1.71)	—	15.76	13.79	228,560	1.98	.78 [f]	63.15
April 30, 2006	13.62	(.07) [g]	3.61	3.54	—	(1.70)	—	(1.70)	—	15.46	27.18	276,306	1.97 [g]	(.46) [g]	63.63
April 30, 2005	12.39	(.07) [h]	1.49	1.42	—	(.19)	—	(.19)	—	13.62	11.47	259,429	2.05	(.52) [h]	88.96

Class C
April 30, 2009	$11.47	(.02)	(4.18)	(4.20)	—	—	—	—	—	$7.27	(36.62)	$12,816	2.05	(.23)	130.22
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	—	11.47	(12.87)	30,367	2.02	(.50)	70.64
April 30, 2007	15.47	.12 [f]	1.88	2.00	(.13)	(1.60)	—	(1.73)	—	15.74	13.77	45,357	1.98	.80 [f]	63.15
April 30, 2006	13.62	(.07) [g]	3.62	3.55	—	(1.70)	—	(1.70)	—	15.47	27.26	39,800	1.97 [g]	(.47) [g]	63.63
April 30, 2005	12.39	(.07) [h]	1.49	1.42	—	(.19)	—	(.19)	—	13.62	11.47	30,903	2.05	(.52) [h]	88.96

Class M
April 30, 2009	$11.67	— [c]	(4.26)	(4.26)	—	—	—	—	—	$7.41	(36.50)	$3,886	1.80	.02	130.22
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	—	11.67	(12.64)	8,204	1.77	(.24)	70.64
April 30, 2007	15.63	.16 [f]	1.90	2.06	(.16)	(1.60)	—	(1.76)	—	15.93	14.04	15,160	1.73	1.03 [f]	63.15
April 30, 2006	13.71	(.03) [g]	3.65	3.62	—	(1.70)	—	(1.70)	—	15.63	27.61	14,075	1.72 [g]	(.21) [g]	63.63
April 30, 2005	12.44	(.04) [h]	1.50	1.46	—	(.19)	—	(.19)	—	13.71	11.74	13,306	1.80	(.28) [h]	88.96

Class R
April 30, 2009	$11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	—	$7.51	(36.31)	$5,935	1.55	.28	130.22
April 30, 2008	16.08	— [c]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	—	11.80	(12.39)	7,143	1.52	.01	70.64
April 30, 2007	15.77	.18 [f]	1.95	2.13	(.22)	(1.60)	—	(1.82)	—	16.08	14.39	6,110	1.48	1.21 [f]	63.15
April 30, 2006	13.81	(.01) [g]	3.69	3.68	(.02)	(1.70)	—	(1.72)	—	15.77	27.86	2,959	1.47 [g]	(.03) [g]	63.63
April 30, 2005	12.50	(.03) [h]	1.54	1.51	(.01)	(.19)	—	(.20)	—	13.81	12.06	345	1.55	(.18) [h]	88.96

Class Y
April 30, 2009	$12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	—	$7.63	(35.96)	$30,592	1.05	.78	130.22
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	—	12.01	(11.91)	58,124	1.02	.51	70.64
April 30, 2007	15.94	.27 [f]	1.97	2.24	(.28)	(1.60)	—	(1.88)	—	16.30	14.96	55,241.98		1.76 [f]	63.15
April 30, 2006	13.90	.08 [g]	3.71	3.79	(.05)	(1.70)	—	(1.75)	—	15.94	28.50	46,314	.97 [g]	.52 [g]	63.63
April 30, 2005	12.55	.06 [h]	1.51	1.57	(.03)	(.19)	—	(.22)	—	13.90	12.53	36,322	1.05	.45 [h]	88.96

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets
April 30, 2009	0.05%

April 30, 2008	0.01

April 30, 2007	<0.01

April 30, 2006	<0.01

April 30, 2005	<0.01

The accompanying notes are an integral part of these financial statements.

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effectof sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a special dividend received by the fund which amounted to the

		Percentage
		of average
	Per share	net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

24	25

Notes to financial statements 4/30/09

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is a diversified series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the coun-terparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2009, the fund had no securities out on loan.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At April 30, 2009, the fund had a capital loss carryover of $92,313,532 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2010 $225,980,838 of losses recognized during the period November 1, 2008 to April 30, 2009.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2009, the fund reclassified $306,459 to decrease undistributed net investment income and $389,132 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $695,591.

The tax basis components of distributable earnings and the federal tax cost as of April 30, 2009 were as follows:

Unrealized appreciation	$36,937,788
Unrealized depreciation	(46,097,142)

Net unrealized depreciation	(9,159,354)
Undistributed ordinary income	755,752
Capital loss carryforward	(92,313,532)
Post-October loss	(225,980,838)

Cost for federal income tax purposes	$506,197,879

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended April 30, 2009, Putnam Management waived $302,482 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management.

Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended April 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended April 30, 2009, the fund’s expenses were reduced by $18,127 under the expense offset arrangements and by $117,560 under the brokerage/service arrangements. Each independent Trustee of the fund receives an annual Trustee fee, of which $472, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,293 and $359 from the sale of class A and class M shares, respectively, and received $66,331 and $1,481 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $459 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $920,317,214 and $803,641,498, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended April 30, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$—	$—

Options opened	9,656,009	4,388,191

Options exercised	(2,829,014)	(1,114,098)

Options expired	(4,629,150)	(1,421,819)

Options closed	(786,300)	(299,574)

Written options outstanding
at end of year	$1,411,545	$1,552,700

Note 4: Capital shares

At April 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/09		Year ended 4/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	38,923,674	$393,128,137	11,359,043	$173,993,786

Shares issued in	259,917	1,686,863	7,957,847	102,258,356
connection with
reinvestment of
distributions

	39,183,591	394,815,000	19,316,890	276,252,142

Shares	(29,077,829)	(239,454,121)	(18,742,615)	(255,052,696)
repurchased

Net increase	10,105,762	$155,360,879	574,275	$21,199,446

	Year ended 4/30/09		Year ended 4/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	427,708	$3,538,642	700,594	$9,831,363

Shares issued in	—	—	1,393,404	17,250,338
connection with
reinvestment of
distributions

	427,708	3,538,642	2,093,998	27,081,701

Shares	(4,067,789)	(35,231,755)	(9,529,955)	(141,473,310)
repurchased

Net decrease	(3,640,081)	$(31,693,113)	(7,435,957)	$(114,391,609)

	Year ended 4/30/09		Year ended 4/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	194,964	$1,549,164	401,851	$5,709,070

Shares issued in	—	—	454,007	5,611,525
connection with
reinvestment of
distributions

	194,964	1,549,164	855,858	11,320,595

Shares	(1,079,028)	(8,592,643)	(1,090,652)	(14,059,135)
repurchased

Net decrease	(884,064)	$(7,043,479)	(234,794)	$(2,738,540)

	Year ended 4/30/09		Year ended 4/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	125,498	$851,553	53,263	$784,040

Shares issued in	—	—	149,337	1,875,677
connection with
reinvestment of
distributions

	125,498	851,553	202,600	2,659,717

Shares	(304,049)	(2,699,555)	(451,488)	(5,979,073)
repurchased

Net decrease	(178,551)	$(1,848,002)	(248,888)	$(3,319,356)

	Year ended 4/30/09		Year ended 4/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	445,813	$3,591,828	373,124	$5,200,248

Shares issued in	553	3,543	97,239	1,232,990
connection with
reinvestment of
distributions

	446,366	3,595,371	470,363	6,433,238

Shares	(261,461)	(2,105,863)	(244,974)	(3,223,304)
repurchased

Net increase	184,905	$1,489,508	225,389	$3,209,934

	Year ended 4/30/09		Year ended 4/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,941,009	$16,906,406	2,307,397	$34,323,413

Shares issued in	39,032	253,705	836,047	10,768,278
connection with
reinvestment of
distributions

	1,980,041	17,160,111	3,143,444	45,091,691

Shares	(2,809,557)	(21,940,459)	(1,691,151)	(22,919,105)
repurchased

Net increase
(decrease)	(829,516)	$(4,780,348)	1,452,293	$22,172,586

Note 5: Investment in Putnam Prime Money Market Fund and
Putnam Money Market Liquidity Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended April 30, 2009, management fees paid were reduced by $13,196 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $359,640 for the year ended April 30, 2009. During the year ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $210,342,624 and $234,730,329, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,940 for the year ended April 30, 2009. During the year ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $52,732,699 and $28,180,094, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the funds financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2009, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,651 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee. Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice Presi dent and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm. Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation. Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern Cali-fornia Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Tech nical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management

and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and Presi dent of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Dela-ware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massa-chusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the White-head Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berk-shire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syra-cuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners). Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massa-chusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic,

and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2009, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

 With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk
Management, LLC	President	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk,
	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief
Robert L. Reynolds	Compliance Officer
W. Thomas Stephens
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

AN075 256615 6/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2009	$40,925	$--	$3,900	$-

April 30, 2008	$37,550	$--	$3,550	$ -

For the fiscal years ended April 30, 2009 and April 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,900 and $3,550 respectively, to the fund, Putnam

Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2009	$ -	$ -	$ -	$ -

April 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 26, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 26, 2009